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                  MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

                      SUPPLEMENT DATED JANUARY 29, 1996
                  TO THE PROSPECTUS DATED DECEMBER 19, 1995



     The Fund's Prospectus, dated December 19, 1995, is supplemented as follows:

     Shares of each Portfolio are available for purchase by participants in the Merrill Lynch Employee Access(Service Mark) Account financial service, an employer-sponsored savings and investment arrangement. Employee Access Accounts may purchase Class A or Class D shares at net asset value, based on the number of employees of the company. Employee Access Accounts are not subject to annual fee waivers based on investments in shares of Portfolios.

Code# 18471-1295ALL